UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 9, 2019
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Lakeland Financial Corporation
(Exact name of Registrant as specified in its charter)
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Indiana	0-11487	35-1559596
(State or other jurisdiction	(Commission File Number)	(IRS Employer
Of incorporation)		Identification No.)

202 East Center Street, P.O. Box 1387, Warsaw, Indiana 46581-1387
(Address of principal executive offices) (Zip Code)
(574) 267-6144
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b)
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01.    Regulation FD Disclosure.
On April 9, 2019 Lakeland Financial Corporation issued a news release announcing that on April 9, 2019, the Board of Directors (the “Board”) of Lakeland Financial Corporation (the “Company”) declared a quarterly cash dividend of $0.30 per share of Company common stock for the first quarter of 2019, payable on May 6, 2019, to shareholders of record as of April 25, 2019.  The news release is attached as Exhibit 99.1.
Item 9.01.   Financial Statements and Exhibits.
(d)	Exhibits. The following exhibits are filed herewith:
99.1	Press Release issued by Lakeland Financial Corporation on April 9, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LAKELAND FINANCIAL CORPORATION

Dated:  April 9, 2019 By:  /s/Lisa M. O’Neill
                              Lisa M. O’Neill
                              Executive Vice President and
                              Chief Financial Officer